Listing Report:Supplement No. 110 dated Nov 25, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 431806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	16%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	0y 5m
Amount delinquent:	$471	Revolving credit balance:	$8,554	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	haonusa	Borrower's state:	California	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	700-719 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 6% )	740-759 (Sep-2009) 680-699 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Investing in Small Business Opp.
I am listing this loan to start a small business with some friends.? This business is fairly simple in that it involves buying some inventory from a company that is having a tough time and redistributing the goods.? Both of my partners (and friends) work as distributors in this exact industry and already have very firm verbal orders.

I just finished paying my last prosper loan from $18,000 with a virtually perfect payment record.

I am a great candidate for this loan for a number of reasons.? I have made over 100k for the last eight years with the exception of the year where I was running my own start-up ( I made nothing that year!).? I am a home owner and have about 60K in home equity.? We own an new Toyota Prius.? People have a high degree of confidence in my character professionally and personally.?

Should be an easy decision to lend me money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$715.68

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	63%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,071	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wonder6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: This loan will be used to help better manage my finances by being able to pay off my credit card debit in a timely manner. I am learning to control the use of these cards and rarely use them anymore. So, I feel that this loan will helpful in freeing me of my current debits.

Current debit breaks down to the following:
Chase Bank #1-??????????? $3564.24
Chase Bank #2 -?????????? ? 8106.25
Bank of America -???????????1335.73
Kohl?s -??????????????????????????? 251.29
Best Buy - ?????? ??????????? ????890.60
Dell - ?????????????? ??????????? ????254.15
Ameri. Furn. Warehouse??? 590.56
Medical Bill - ??? ??????????? ????926.09
Total:??????????????? ?????????? $15117.37

Another purpose of this loan ($ 2500) would be for the purchase of a reliable car that I can use to commute to work. The current minivan is developing major mechanical problems, and it is rear wheel drive. During times of snow it has little traction on the road. The major concern about this is that I use the minivan to pick up my boys from school, and I am concerned for their safety.

Grand Total: $17620.37

My financial situation: I am a good candidate for this loan because, I have always paid my debits, I have never declared bankruptcy, which has enabled me to have a good credit. And I have a desire to pay off my current debits rather than try to got out of responsibility for them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	25%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	2y 11m
Amount delinquent:	$2,398	Revolving credit balance:	$3,830	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	deal-stronghold4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Being kicked out of our home
Purpose of loan:
This loan will be used to?
We have been living in my wife's father's second home, which was uninhabitable when we moved in, and making repairs and remodeling with the original understanding that we would buy the house from him when the time was right for the balance that he owed on it. Well, now that the time is right, he wants to make $100k off of our expense and hard work in the property. He owes $110k and wants to sell it to us for $210k (market value). We have dumped our money into making this place a home for our 3 children and now don't have the money for the down payment on another home. To make matters worse, he has said that not only will he not sell it to us, he wants us out so that he can lease it out and make money on it every month. We have been paying the mortgage, taxes, insurance, making repairs and updating the house for the past 3 years. We are in a bind and need to move in December and just don't know what to do.
My financial situation:
I am a good candidate for this loan because I have a steady job that I have been at for 3 years. I make $70k per year and will have enough money to pay this loan back. I have job security because I have a good work ethic and always get the job done. This is only a short-term loan, I will repay in full in January when my funds come in. My family has to move before then though.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $700
??Utilities: $ 200
??Phone, cable, internet: $250
??Food, entertainment: $ 1000
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2002	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,132	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	exciting-dough	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to pay off high interest credit cards in order to continue to build my credit.

My financial situation:
I am a good candidate for this loan because I am a?very responsible person who has never?been late on making any of?payment obligatins.?

Monthly net income: $? 7583.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$139.70

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	38%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,743	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tommytoes	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008) 660-679 (Mar-2008) 660-679 (Feb-2008) 640-659 (Jan-2008)
Principal balance:	$2,157.21	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Need Help with Property Taxes
Purpose of loan:
This loan will be used to catch up on delinquent property taxes due to paying our college son's rent when he was out of work over the summer....it allowed him to keep his apartment so he wouldn't have to move out and then search for another during this his senior year of college.

My financial situation:I am retired and collect a pension and Social Security...my wife works full time
I am a good candidate for this loan because?we have had a Prosper loan and were never late with payments and we have every intention of loaning to others when we are able to do so....

Monthly net income: $ 5600 (this includes my wife's monthly income)

Monthly expenses: $ 3819.00
??Housing: $ 1413.77
??Insurance: $630.00 (auto and homeowners combined)
??Car expenses: $311.00 (car payment) our other vehicle is paid for
??Utilities: $ 260 (electric) 100.00(water) 50.00 (sewer) 46.00 (trash)
??Phone, cable, internet: $ 139.00 (cable /internet) 50.00 (landline phone) 120.00 (cells)
??Food, entertainment: $ 200.00 (groceries) we don't really go out or to movies
??Clothing, household expenses $ approx. 50.00
??Credit cards and other loans: $ 70.00 (credit cards) 250.00 (vinyl siding) 130.00 (Prosper)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,950.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$302.70

Auction yield range:	8.29% - 31.00%	Estimated loss impact:	8.75%
Lender servicing fee:	1.00%	Estimated return:	22.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	11%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,622	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tuffbank	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stopping the Bleeding
Purpose of loan:
This loan will be used to pay closing costs required to sell my rental property. Unfortunately, I have owned the property for 7 years and still find myself having to bring $7000 to closing. After 6 months on the market and 80 showings, this is our 2nd offer. Nearby foreclosures have significantly decreased the value of the property and this offer is probably the best that we can expect.

My financial situation:
I am a good candidate for this loan because I have plenty of discretionary income to pay back the loan. With the rental mortgage ($1240) eliminated, I will have $2745 a month to pay back the loan.

Monthly Income: $ 5785

Monthly expenses: $3040
Housing: $ 1850
??Insurance: $ 150
??Car expenses: $60 Gas (No Car Loans)?
??Utilities: $ 120
??Phone, cable, internet: $60
??Food, entertainment: $ 400
??Clothing, household expenses $100?
??Credit cards and other loans: $ 300
Net Income: $2745

My delinquencies are from over 7 years ago when I was laid off and fell behind with my bills. They should actually be falling off my credit report any day now.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.75%	Starting borrower rate/APR:	24.75% / 28.65%	Starting monthly payment:	$39.63

Auction yield range:	11.29% - 23.75%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2008	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,279	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	witty-basis8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to? Pay off college classes and books

My financial situation:
I am a good candidate for this loan because? I don't have a history of any debt.

Monthly net income: $ 1200

Monthly expenses: $ 150
??Housing: $ 0
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1970	Debt/Income ratio:	32%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	25 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	39y 1m
Amount delinquent:	$0	Revolving credit balance:	$78,789	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fate0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1983	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$442	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bill-accord	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff personal debt
Purpose of loan:
This loan will be used to?payoff personal debt/dental bills

My financial situation:
I am a good candidate for this loan because?I have always had credit in the high 700's.?? I was unemployed for an extended time in 08, and while I made payments for most of that time, fell behind in the last months of unemployment.?? My credit has suffered and while I wait for my mortgage company to do a modification for the unemployment period, it is very high interest I am willing to pay.?? I am not at risk of being unemployed again in the foreseeable future.?? I work hard and make good money.?

Monthly net income: $ gross 6933, net $5503 plus overtime

Monthly expenses: $
??Housing: $ 1781
??Insurance: $?700
??Car expenses: $?350
??Utilities: $?300
??Phone, cable, internet: $?300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 20
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1984	Debt/Income ratio:	5%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	12	Length of status:	6y 2m
Amount delinquent:	$21,959	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dinero-amusement	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A USED CAR
Purpose of loan:
This loan will be used to? BUY A USED CAR

My financial situation:
I am a good candidate for this loan because? I AM A TRUSTORTHY PERSON WHO JUST NEEDS A BREAK

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	29%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	3y 0m
Amount delinquent:	$360	Revolving credit balance:	$11,942	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	edrow54	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (May-2009) 660-679 (Jul-2008)
Principal balance:	$543.16	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off two high interest loans
Purpose of loan:
This loan will be used to? Pay off?Cashcall and Delaware Bank high interest loans and help out with the vet bill from my dog Chopper who had a tumor removed from his side, it was negative for cancer?($1133.00). ?

My financial situation:
I am a good candidate for this loan because? I am in the process of lowering my monthly debt for good. I had to refinance my home in 2006 when my daugther turned?18 as part of my divorce and give my ex-wife half the equity which gave her $135,000.00. At this time I am working with my mortgage lender to lower my payment from $1955.00 to $1795.00. I know thats not much but every bit helps towards my goal. I work for a large water company with job security considering the state of the job market I feel very blessed. My wife also has a family partnership which her late father setup which gives her a monthly payment which I cannot include as income. Thank you very much and your consideration would be greatly appreciated.

Monthly net income: $ 6143.00 not including overtime

Monthly expenses: $ 3747.00?
??Housing: $ 1795.00
??Insurance: $ 133.00 auto
??Car expenses: $ 534.00 2 car payments?
??Utilities: $ 175.00
??Phone, cable, internet: $ 60.00?
??Food, entertainment: $ 350.00?
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$179.91

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1988	Debt/Income ratio:	13%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,009	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-ninja4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holiday Consolidation Celebration
Purpose of loan:
This loan will be used to consolidate variable interest loans.
My financial situation:
I am a good candidate for this loan because I have a good job as a tenured teacher (17 years with no employment?lapses)?and have zero expectation of being unemployed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1966	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	31y 4m
Amount delinquent:	$0	Revolving credit balance:	$96,032	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loot-fixer0	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new service line
Purpose of loan:
This loan will be used to? develop new?service line

My financial situation:
I am a good candidate for this loan because? my business has prospered for >30 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,053	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	credit-evergreen	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Alternative Mortgage
Purpose of loan:
As consultant I have worked for a large international company for 18 months now. With the credit crunch I can not get a mortgage even though I have work for all of next year and look to increase what I am currently making. I have 50K to put towards a condo, but need extra cash to cover the difference and to give some flexibility in my bank account.

My financial situation:
I am a good candidate for this loan because I always repay my debts. I have a great job, have more projects in process and see this year as my best yet. I am looking to launch my own website that will bring in more money, but will not be my primary source of income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,593	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	POWERSIGNATURES	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FICO 700 PLS READ: Business Growth!
PLEASE NOTE:? Our Prosper rating is misleading since it does not reflect our true creditworthiness. FICO, VantageScore, TransUnion, & Equifax provide a higher credit score. No delinquencies, late or missed payments. Prosper uses only Experian, not including other ways of measuring creditworthiness. Please take this into account when investing in our company.

We decided it is better to put money in your pockets than the pockets of the big banks. Ten percent of total investment will also be given back to the local community. Whatever amount, large or small, please invest from your heart. Thank you for?investing in your future!

A well positioned company:
Power Signatures Mobile Notary, a Power Signatures company, provides mobile notary and document signing services. The mobile notary industry is about to explode. People are getting busier with their lives and are willing to pay for the convenience. Time is money. Banks and mortgage companies are increasing their client care and incorporating mobile loan signing services as part of their packages to their clients. An estimated seventy six million American babies were born between 1946 and 1960. So what?

That is where we come in. We provide these services to fill a niche and to help people live better. There will be an increasing need for mobile notaries to take care of document services at the client's location. There is money to be made and we are well positioned to take advantage of the growing market for mobile notary and document services.

Purpose of loan:
We want to position our company for the exciting?growth opportunities?in the coming year. The following is a small sample of our immediate needs.
1. Website remodel (2,000)
2. Advertising & Marketing (1,800)
3. Sales team expenses (500)
4. Technology team expenses (500)
5. Legal team expenses (500)
6. Small office location opening (1,900)
7. Community sponsorships (800)
Total Requested: $8,000

Our?financial situation:
Since launching in July 2009, our company has been profitable July, August, and September 2009. Despite the overall downturn in the economy and small business challenges, we impressively broke even?in October and November 2009!

About a month ago, I checked my personal credit through TransUnion, Experian, and Equifax. My average credit score was 700. Prosper may have rated me much lower, but this is peer to peer lending. I will personally promise that our Prosper lenders will be first in line to be fully repaid as our company returns to profitability by?end of next year. We provide monthly updates on where your dollars are spent. We're confident you will invest in us?today for tomorrow's return.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1982	Debt/Income ratio:	30%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	23y 2m
Amount delinquent:	$0	Revolving credit balance:	$268	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	chestnut5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Investment
Purpose of loan:
This loan will be used to? supplementing payments for December rents for business.? December reaps high profit for the business, but rent must be paid in advance (as you may know).? Business is in form of kiosks, several links together by leasor.? If rent is delinquent for one or more kiosk, balance of kiosks cannot sell.

My financial situation:
I am a good candidate for this loan because? I have a high credit score as a result of diligent and consistent payment of my debts and diligent attention to my finances.? I am mature and am a well established and responsible employee (23 years).? I also have supplemental rental income ($15,300 annually). I?did not find a means to include on this standard form)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	8.29% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1999	Debt/Income ratio:	18%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	glowman76	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INJECT CAPITAL INTO NEW CORP.
This loan will be used to capitalize a new corporation and prove credit worthiness to the Prosper community and my group in order to secure larger loans for future capitalization.

I am a good candidate for this loan because YOU WILL MAKE MONEY. I have recently paid off and closed all credit card accounts, student loan accounts and others. I have only one current/open account ($ 11,000 auto). I have fair credit score nearing 700. I have a very manageable debt/income ratio. I keep a bank account average in the $ 4,000-$ 5,000 range. I am now employed at part-time status with health/dental/vision and 401k. My stated net income of $2,500 is a fair estimate. My net income ranges between $2,250 and $3,000. I can pick up additional hours. This is my fourth listing. Browse through my previous listings to see any questions answered. This is the minimum request at the max rate, "my prosper initiation".

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 100
??Car expenses: $ 125
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 375
??Other expenses: $ 150undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1987	Debt/Income ratio:	18%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,140	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	msdid22	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$3,122.88	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Getting Married & Fixing Home
Purpose of loan:
This loan will be used to??Our home needs some minor repairs due to normal wear and tear, so a majority of the funds will be used for that.? Also, we intend to have a modest wedding?in the Spring so some of the funds would take care of the necessary deposits needed to start our life together.? It's my every intention to repay this note no later than July 1, 2010 as we anticipate that a good amount of the wedding costs will be recouped.?

My financial situation:
I am a good candidate for this loan because? I have a current loan with Prosper to pay off some credit card debt that I've paid on-time since the loan began.??I am excited to say that I anticipate being able to pay my original loan off ahead of schedule in April of 2010.??I have had such a positive experience with Prosper that when they sent me an email advising that I was eligible for another loan I thought I would give it a try.??I'm grateful for the people that have and may help me moving forward.? I have a solid job, have worked hard to pay down my debt and although there is still some left to take care of it has been substantially been reduced.??I have successfully paid off a number of my accounts and am proud of that accomplishment.? Although this loan request is based solely on my net income as noted below, please note that my fiancee's net income would also be used to pay off this loan which is an additional?net monthly income of $3,400.00 and he has approx. $600 owed on a Visa with no other debt and a paid off vehicle.

Monthly net income: $ 4,700.00

Monthly expenses: $
??Housing: $ 1,750.00
??Insurance: $?150.00
??Car expenses: $?0
??Utilities: $ 125.00
??Phone, cable, internet: $ 163.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00?
??Credit cards and other loans: $ 779.00
??Other expenses: $ 62.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$94.41

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,313	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gentle-bonus3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing high interest cards
Purpose of loan:
This loan will be used to? I plan on utilizing the funds for a credit consolidation in order to reduce the unneccesary high interest rates.? I am currently working on improving my credit score as well which has proven to be very time consuming.? I am not late or behind on any bills and strive to increase my overall portfolio.

My financial situation:
I am a good candidate for this loan because?? I have been with a fortune 50 company now for over 9 years and have advanced several times.?I have struggled in the past and have learned the value of keeping your financial position in order.? I have a family and like most others want to provide?in a reasonable manner and make the right decisions for a bright future for their retirement as well as their childrens future.

Monthly net income: $ 4815

Monthly expenses: $ 4287
??Housing: $ 1483
??Insurance: $ 356
??Car expenses: $ 598
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 550
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 550
??Other expenses: $ 300 (Fuel)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$295.86

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2005	Debt/Income ratio:	41%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,776	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gsxrrider06	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	1 ( 8% )	600-619 (Sep-2008) 600-619 (Jul-2008)
Principal balance:	$5,106.98	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Credit cards & Prosper laon
Purpose of loan:
Consolidate my debt

My financial situation:
I have never missed a payment on anything!?????????

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 140
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?200
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 490
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$24,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exact-funds3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off an existing credit card. The interest rate recently went up making the payments higher. If I could pay this credit card off with a lower interest rate, it would be beneficial and allow me to pay off the laon quicker.

My financial situation:
I am a good candidate for this loan because I have secure employment with the government. I have also not been late on payments.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 45
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$47.48

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1985	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lovely-openness7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needed For Family Emergency
Purpose of loan:
This loan will be used to? for a family emergency. Money is needed very quickly and I have no time to go through the process of a bank loan and all the waiting time.

My financial situation:
I am a good candidate for this loan because?my credit score and payment history are high and extremely well. I just need quick help and I am hoping someone can understand and help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$360.33

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	23%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,012	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Rancid	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PROSPER LENDER NEEDS LOAN
Purpose of loan:
This loan will be used to? Consolidate my credit card debt and get better interest rate.???I want to get rid of all my credit card debt. All my cards were switched from a low fixed rate to high variable rate for no good reason.???

My financial situation:
I am a good candidate for this loan because? I?ve never been late paying my bills and have very good credit. I am diligent about not being late and?paying down?my debt.? In one year I have cut my $20,000 debt to $0,000. I will pay this loan ASAP which means I will pay more than the minimum each month. I am also a lender on prosper with about $800 invested, so I will pay this loan because I want to have a good reputation on Prosper.? I have also been at my current job for 3 years working for the state of NV and will get a promotion Aug. 2010.

Net income $2100
Wife?s net income $2200
Mortgage $1700
Utilities $300
Phone/Internet $250
No car payment
Car Insurance $100
Gas $150
Entertainment $200
Food $400
Credit cards $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.86%	Starting borrower rate/APR:	31.86% / 34.27%	Starting monthly payment:	$173.91

Auction yield range:	14.29% - 30.86%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1998	Debt/Income ratio:	9%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	6y 9m
Amount delinquent:	$2,820	Revolving credit balance:	$2,894	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	market-protector	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING A NEW TV FOR MY MOM
Purpose of loan:
This loan will be used to? GET A NEW TV FOR MY MOM

My financial situation:
I am a good candidate for this loan because? I LIVE AT HOME SINCE MY DIVORCE IN 2006, I HAVE WORKED FOR MY PRESENT EMPLOYER FOR THE PAST 7 YEARS

Monthly net income: $ 2500-3000

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 65
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$208.14

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1990	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$699	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-loan-miser	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new floor
Purpose of loan:
This loan will be used to for a new floor in my kitchen, a turn around for the drive way and a few side projects.

My financial situation:
I am a good candidate for this loan because i will pay back the loan on time.

Monthly net income: $ 43000

Monthly expenses: $ 1167
??Housing: $ 550
??Insurance: $107
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,221	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-ingenious-order	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our 2nd Hookah Pipe Product
Purpose of loan:
This loan will be used as working capital to get our second product to market, the HoboNargile.

The Product:
The HoboNargile is the follow up product to the HoboHookah (another product funded partially through prosper). We have added a number of new features that were requested by our user base, including a removable down stem, release valve and capacity for a second hose. In addition, we now have more competitive pricing that allows us to access the higher-volume distributor market.

This is not a new business, and we have been around for 2 years. We have an established website, with a full compliment of products (http://www.hobohookah.com), a strong following (including 600+ email list with a 10%+ conversion rate), and 3 distributors confirmed all in different countries.

The Need:
We have completed the redesign and need to place a large initial order with the manufacturer (3000 units). In order to complete the order, we need to take out a loan for additional working capital. This loan will be used exclusively to secure product and will be paid back on an advanced time schedule as the product sells out of the initial product run.

Interesting links about the product and company:
Product Specs Page - http://hobohookah.com/hobonargile-specs.php
Our online sales platform - http://hobohookah.com/
Product blog - http://hobohookah.com/blog/

Cash Flows and Plan of Repayment:

Units
Inventory
Sold
Revenue
Wholesale
Online Retail
Total
Expenses
Cost of Goods
Debt Repayment
Total
Cash FlowNov
150
100

$9350
$3950
$13300

$13250
$1000
$14250
-$950Dec
1850
1250

$14500
$4700
$19200

$27420
$1000
$28420
-$9220Jan
550
100

$0
$4700
$4700

$0
$3000
$3000
+$1700Feb
450
150

$0
$6950
$6950

$0
$4000
$4000
+$2950Mar
300
100

$0
$6950
$6950

$0
$4000
$4000
+$2950Apr
150
150

$0
$6950
$6950

$0
$4000
$4000
+$2950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$910.00

Auction yield range:	17.29% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	42%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	60	Length of status:	21y 5m
Amount delinquent:	$166	Revolving credit balance:	$9,224	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008) 680-699 (Jul-2008) 660-679 (Jun-2008) 640-659 (May-2008)
Principal balance:	$2,126.22	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
2ND TRY! Please help!
Purpose of loan:
This loan will be used to pay off my high interest credit cards, a personal loan, my last semester of school, and some small payday loans.? I can?give anyone a complete list if they would like to know specifics.? This amount is a lot to ask for, I know, but it will pay everything off and give me only 1 monthly payment other then my student loans and house payment. This is?a 2nd request...Please help me to get rid of?my credit cards and loans!!? Banks are increasing interest rates and changing them to variable rates which doesn't help.? I will be closing them if I can pay them off.??? Feel free to ask me questions...I will answer them truthfully.
My financial situation:
I have been at my current job for over 21 years and it is very secure.? I currently have 1 prosper loan which I have never missed a payment on.? I also have paid off 1 prosper loan which I never missed payments on and paid it off early.? I know this is a lot of money to ask for,?but I would really like to get out from under the strain of high interest credit cards that take forever to pay off.? The HR rating given on this application, I don't believe is right.? I have not missed any payments in at least 6 years.? I believe it is listed as that because of the outstanding credit cards/balances which I want to pay off and close. I promise I will not default on this loan if given the chance. Please help me.

Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.33%	Starting monthly payment:	$45.31

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1970	Debt/Income ratio:	2%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$901	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-tiramisu	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to? pay off a "bad credit" card which has turned into a card with outrageous charges and I want to get rid of it, I would like to have no credit debit at all.

My financial situation:
I am a good candidate for this loan because? I am a responsible person, with a good job, who will pay this back sooner than needed.

Monthly net income: $ 3600

Monthly expenses: $ 1900
??Housing: $ 1100
??Insurance: $ 80
??Car expenses: $ 50 (no car payment, own my car)
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,113	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	worldly-loyalty1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Semester of College
Purpose of loan:
This loan will be used to pay for my final semester for my undergraduate degree.

My financial situation:
I am a good candidate for this loan because I? make all my payments on time, and save for potential issues in life.? Also, my student loans are not consolidated, once I graduate my debt to income will decrease vastly.

Monthly net income: $ 1200 ????

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$108.89

Auction yield range:	11.29% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,189	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	moola-tonic2	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
We just closed on our first home November 12. I will be using this loan to address some immediate needs, such as carpeting for our upstairs bedrooms and some painting which needs to be done throughout the home. Additionally, we would l like to add a storm door before the Wisconsin Winter sets in. I will be leaving for the Middle East the first week of January for four months and it would be nice to take care of as much as I can before deploying.

My financial situation:
I am a good candidate for this loan because have an excellent credit payment history, as well as an excellent work history. I work for a military contractor. I am a veteran and was honorably discharged in 2006. I changed employers in March, but I am working in the same career field and have been since I joined the Air Force in 2000. I switched employers so that we could relocate back to Wisconsin and be nearer family. We just purchased our first home on November 12 and I will be repaying the Prosper Loan with our first time home buyers tax credit. The credit is worth $8000, plus we will be getting our normal return which will be between $7500 and $10000.
Monthly net income: $ 8500

Monthly expenses: $ 4500
??Housing: $ 1091
??Insurance: $ 250
??Car expenses: $ 680
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800 ($500 in student loans)
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$96.19

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Occupation:	Tradesman - Electri...
Amount delinquent:	$0	Revolving credit balance:	$3,197	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	mighty-duty3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expand my business
Purpose of loan:
This loan will be used to? I want to expand my electrical business. I have recieved some more bids for work but cant not keep up on my own. I also need to purchase some other tools for the futurew jobs i am beign asked to do.

My financial situation:
I am a good candidate for this loan because?I pay all my bills on time and mostly ahead of time each month. I take my credit very seriously.?

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 335
??Insurance: $ 45
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	24 / 23	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$56,430	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	orbital-commitment9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance of working capital
Purpose of loan:
This loan will be used to convert high interest working capital to fixed rate.

My financial situation:
We have been in business since October of 2003.? We employ 7 developers and service the interactive training needs of a handful of clients with gross revenues of a half million dollars a year.? While the recent economic slowdown has impacted our access to traditional working capital, our business has consistently met its regular annual revenue. We recently hired our first national sales manager and see ourselves increasing our annual revenue by 40% in 2010.

Acquiring short term working capital for debt consolidation will allow us to continue to operate through the first quarter of 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$139.23

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,063	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	wooster	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off High % Credit Cards!!
Purpose of loan:
This loan will be used to? Pay off the Credit cards that have high interest rates.? I have done a good job in reducing my debt and raising my income, but fighting 20% credit card rates make it an uphill climb. This loan (depending on the final rate) will help me pay off my debt faster.

My financial situation:
I am a good candidate for this loan because? I have had a Prosper loan in the past and paid if off in full. I was never late on any payment.? I?do have some money invested in prosper. I feel?this?is a great option for me as a borrower and you as a lender.?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 250
??Car expenses: $ 350
??Utilities: $?200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 14.34%	Starting monthly payment:	$341.73

Auction yield range:	3.29% - 12.99%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1986	Debt/Income ratio:	38%
Credit score:	840-859 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,924	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	impressive-integrity5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing boiler for heating system
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.86%	Starting borrower rate/APR:	31.86% / 34.27%	Starting monthly payment:	$130.43

Auction yield range:	14.29% - 30.86%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1983	Debt/Income ratio:	34%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$39,007	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	justice-master0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combining Small Loans
Purpose of loan:
This loan will be used to?? Payoff some small loans that I have taken out to fund my child's college expenses.?

My financial situation:
I am a good candidate for this loan because? I have a very good job and a steady income.? I have been employeed by the same company for obrt 22 years.? I have a very strong work ethic and have been promoted several times due to my work habits.? I am now an Accounting supervisor.? I have made a few?incorrect choices when it comes to financing my son's college career.? I would like to reduce my debt to earnings ratio,?by combining some of my smaller loans, which will enable me to work on paying down my credit cards as well.?? I have lived at the same address for 23 years, and I have always paid my debts. I have never defaulted on a loan because I was taught by my parents that you always pay back what you owe.? I just need some extra help to get myself back in the financial position that makes me comfortable.? I plan to payoff the debt as fast as possible, so that I can increase my credit score by decreasing my debt to earnings ratio.? I am a strong family person that enjoys spending time with my children and husband.? I have been married for almost 25 years, and I am a very committed mother, wife and employee.? My joys in life are spending time with family and friends.? I also love to bake and do yard work.
Monthly net income: $ 4441.00

Monthly expenses: $?3000
??Housing: $ 325
??Insurance: $ 259
??Car expenses: $?515
??Utilities: $ 200
??Phone, cable, internet: $ 65
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1036
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,950.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$166.79

Auction yield range:	4.29% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	41%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,973	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-generosity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate two high interest credit cards for a total of?making budget more affordable-cutting overall interest paid-rate on both cards right now is 15.24%

My financial situation:
My credit rating speaks for itself, all debts paid on time, everytime-Want to better debt to income ratio by reducing revolving debt. Bills paid first, then entertainment. It is evident our priorities are in line, just trying to take care of past debts incurred at a time in my life where I wasn't so responsible. However, I have never been?late on what was due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,844	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	equitable-value4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying used car
Purpose of loan: Been having car trouble for quite some time and come to the conclusion that it's time to replace my vehicle
This loan will be used: Purchase a used car
My financial situation: I am in good financial standing
I am a good candidate for this loan because: I am in good financial standing, responsible adult, FT student,

Monthly net income: $ 2,700
Monthly expenses: $ 1,700
Housing: $ 650
Insurance: $ 80
Car expenses: $ 200
?Utilities: $100
Phone, cable, internet: $60
Food, entertainment: $ 300
Clothing, household expenses $200
Credit cards and other loans: $200

??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.04%	Starting borrower rate/APR:	23.04% / 25.32%	Starting monthly payment:	$193.65

Auction yield range:	8.29% - 22.04%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2002	Debt/Income ratio:	21%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,917	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	toro413	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a car loan
Purpose of loan:
This loan will be used to?? Pay off the remaining balance of our Honda Civic, that we are selling.

My financial situation:
I am a good candidate for this loan because?I am getting deployed with the Army in January. I will be making over 4,000 per month tax free, we are selling one of our cars, and renting our house, so we will have less than 600 dollars a month in bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1983	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	12y 4m
Amount delinquent:	$4,742	Revolving credit balance:	$59,860	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	return-gala	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off
candidate because? I have been a professional banking for over 25 years and not paying off this loan could affect my employment. Currently we are able to pay our bills and we pay on-time. Our credit score is low because of the Debt to Available credit ratio, which as you know available credit drops as we pay down. If you look beyond our credit score you will see that we pay our bills on time and most months pay more than the minimum payment. My wife is self-employed and became entangled with CC promotions, to no avail. When we pay off a card we will cancel the card. We are also willing to cancel any cards as a stipulation of an agreement with you. The late payments to Citimortgage are because of an on-going dispute we have with them about the escrow. Suddenly, they thought it would be a good idea to escrow our taxes, however, we did not agree, so as we paid our P&I each month, Citi delayed applying the payment--- because they do not accept partials. We would very much appreciate your assistance and thank you.?

M income: $ $15000

expenses: $
Housing: $ 4000
Insurance: $ 5000
Car expenses: $ 400
Utilities: $ 300
Phone, cable, internet: $ 200
Food, entertainment: $ 600
Clothing, household expenses $
Credit cards and other loans: $ MIN PAY RATE BALANCEAmex $ 300.00 29.99 12,481.74 Pay off with loan--- we will close
Sears $ 284.50 29.99 7,621.69 Pay off with loan--- we will close
FIA Card Services $ 180.00 29.99 5,627.16 Pay off with loan--- we will close
Barclays $ 86.56 29.99 3,414.86
Chase $ 110.00 29.99 3,182.69
Bof A $ 169.00 23.99 5,692.90
Bof A $ 82.00 19.99 2,977.48
Discover $ 93.00 18.49 4,693.58
Barclays $ 106.47 14.9 4,809.61
Citizens $ 114.39 12.99 5,559.61
Capital One $ 89.00 3.25 7,065.12

Eliminating high rate payments would cover payments to you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$300.78

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	36%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$26,428	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-felicity	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off some existing credit card balances.? My dog had to have unexpected spinal surgery in January for a ruptured disc (which paralyzed him for a?brief period); between the surgery, physical therapy, time off work, etc. I've just not been able to catch back up.?

My financial situation:
I am a good candidate for this loan because? I work two jobs, seven days a week and try very hard to get caught up on my bills.? The extreme rates make it virtually impossible to do - paying the minimums every month will never get the debt paid off and I refuse to file for bankruptcy!? This $7,500.00 will not pay near everything off, but it would help out so much to allow for larger payments be made to other debts every month.? Thank you for taking the time to read this!

Monthly net income: $ 4,000.00

Monthly expenses: $ 3800.00
??Housing: $ 1,435.00
??Insurance: $ 75.00
??Car expenses: $ 60.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 175.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 160.00
??Credit cards and other loans: $ 1,575.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$60,471	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	nimble-dedication	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
money needed, Why waiting for a che
Purpose of loan:
This loan will be used to pay bill till we finish a job we are on.?

My financial situation:
I am a good candidate for this loan because it will be paid back as so as we receive payments for work done.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1985	Debt/Income ratio:	42%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	21y 6m
Amount delinquent:	$100	Revolving credit balance:	$92,507	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	truth-exchanger4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce Debt and Expand Business
Purpose of loan:
This loan will be used to? reduce debt and expand current small business into a more profitable business. ???

My financial situation:
I am a good candidate for this loan because? I have had past loans and have paid them off in full at least 4 times in the last ten years.? They have have helped start and build a business.

Monthly net income: $?8800 ??

Monthly expenses: $ 6700
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1990	Debt/Income ratio:	4%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,800	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	glowing-transparency8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
good job pay on time
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? good job pay on time good credit

Monthly net income: $ 2800-3300

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$259.13

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,895	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	elevated-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest cards be gone
Purpose of loan:
This loan will be used to pay off 2 credit cards, as the interest rates continue to go up, and no matter how much I pay, the balance never goes down.

My financial situation:
I am a good candidate for this loan because I feel it would irresponsible of me to get another credit card with no interest to pay off the current two credit cards for? 6 or so months, and then have the interest rate kick in at some 19+%, which defeats the purpose of reducing the debt.? Since being self-employed, I have generated over $50K in taxable income, and have learned to reduce expenses.? In addition, I have sought advice from a business accountant on how to manage my income to ensure all expenses are paid on time.? In many instances, I have my basic living expenses paid 3 mos in advance to give me the extra cushion when things are slow. I am proud to say I will not have a car payment after my last payment on January 5, 2010, which will remove the $512.48 expense each month.? The credit card elimination of these two cards will be another step toward debt reduction.? I am constantly evaluating my expenses, and feel eliminating these two high interest rate credit cards will help me greatly in my financial success for 2010.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$217.79

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1993	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	29y 4m
Amount delinquent:	$2,992	Revolving credit balance:	$17,587	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	exciting-duty6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card high rate
Purpose of loan:
This loan will be used to? pay off a credit card with high interest.

My financial situation:
I am a good candidate for this loan because? I have had good credit but ex-wife left me with this card in settlement. Interest so high cuz of her screw up that I can't pay it down due to ridiculous rate.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 2,000
??Insurance: $
??Car expenses:?gas paid by work
??Utilities: $ 200
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1000.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 27.66%	Starting monthly payment:	$39.12

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	red-velocity-bigwig	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rent assistance
Purpose of loan:
This loan will be used to? pay for my rent only and my car note because of my bacteria infection which made me miss work.

My financial situation:
I am a good candidate for this loan because?im a full time student at the university of north texas and i have full time at gti and i am a hard worker. My parents dont really have the funds to help?with school so i pay for everything and i got sick this past october and it really set me back. The reason why i am a good candidate for this loan is because i have bright future and im trying to get my degree.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 337
??Insurance: $
??Car expenses: $ 243
??Utilities: $ 30
??Phone, cable, internet: $ 15
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1989	Debt/Income ratio:	12%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,090	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	gold-umbrella	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2 guys in a garage & $1B+ partners
Purpose of loan:
The proceeds from this loan will be used for additional operating capital for a company my brother and I started about a year ago that leverages the expertise and client base of five key strategic partners. ?We have secured exclusive contracts with all five partners (3 of which have revenues over $1 billion) to market a free online ordering system for 400,000+ restaurants along with providing printing services at wholesale prices for the restaurant to market online ordering to their customers. ?Our website that will handle the leads will be completed by mid January and we anticipate a launch date of Feb 1st with revenue beginning in March.? I?am the COO of this company and currently?own 35% of the stock.

Within the past month, we were able to find an investor who purchased 30% of the company for $300k.? The majority of the capital raised was used to pay integration/license fees to our partners.? We need to raise an additional $20,000 for our website development.????????

My financial situation:
I am a good candidate for this loan because my current job will pay off the loan even if our?company doesn't succeeed.? Since our capital raise, I am no longer investing $5,000/mo of my income to this project.? I net $20,000 per month as an independent software consultant for a long-term Dept of Defense contract.? My background was thoroughly investigated by the US Government in order to obtain the?security clearance required by the DoD.? If I defaulted on this loan, I would not be able to keep my security clearance and continue to work on lucrative government projects.? My FICO score has taken a hit?because I have been funding this project?but?I have no?dilinquencies or late pays.? I will continue to consult with the Dept of Defense to maintain?an income?until our start-up company begins generating income.

A liitle bit about me...I am just over 40,?married last year?for the first time (engagement ring+wedding+honeymoon?didn't help my?FICO either),?no kids yet (unless you count two puppies), and still live in the first?house I bought 6 years ago.? Thank you for considering my loan and feel free to ask me?any questions to ease any of your?concerns.? Best regards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$248.81

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$48,161	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balilanai	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Mar-2008)
Principal balance:	$2,440.92	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Astronomy Club expanding
My 2 year old Astronomy club is expanding and we need more equipment and space to accommodate the growing interest of new members.
Currently we are at 80 paying members and we expect the membership to grow to 250 by December 2010.

It was my lifelong dream to start an Amateur Astronomer's Club for kids aged 7 and above and now it is finally coming to fruition. I have been an amateur astronomer for over 18 years and my Astronomy Club was started with the the intention of inculcating curiosity through education and observation among children about deep space at an early age by exposing them to the wonder through lectures, star excursions, slide shows and night sky observations whenever an important event occurs (transit, eclipse, occultation, meteor shower etc.)

The loan will be paid off as promised. Our membership dues will be enough to pay the loan amount and we will also be getting revenues through renting our equipment and facility, tickets for talks and slide shows and "star parties"- all night excursions to suburbs with low light pollution.

I will be borrowing this amount to purchase a 8" Celestron telescope with computerized drive , pay for rent and other business expenses for our expansion.
I have the backing of 2 University Professors in the Department of Astrophysics at our University, and we expect our membership to grow above above 250 by December 2010.
I have one 4" telescope,one 2" telescope, 2 powerful binoculars and a projector and slide, along with 50+ books on Astronomy for kids of all age.

The club will generate revenues through membership fees, talks, equipment and facility rentals.
This club is open to all and I feel its appropriate that I use funds raised from a group of people rather than a bank for this.

Thanks for your support and be assured, your loan will be paid back as promised, every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	8	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$3,899	Revolving credit balance:	$3,321	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	return-ace6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plant nursery Startup
Purpose of loan:
This loan will be used to? will be to purchase plant stock and a cold frame to start seedlings. And also to purchase irrigation supplies to water plants I already have graded the lot for plants and have established the nursery layout.

My financial situation:
I am a good candidate for this loan because? Well i simply have a green thumb and will not fail

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1999	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	17	Length of status:	4y 1m
Amount delinquent:	$329	Revolving credit balance:	$72	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cunning-wealth	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting bill caught up
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1988	Debt/Income ratio:	32%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$43,033	Occupation:	Analyst
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-rascal	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Cards/Student Loans
Purpose of loan:
This loan will be used to pay off higher interest debt. My plan is to be debt free in 5-7 years.?

My financial situation:
I am a good candidate for this loan because I have a strong, steady job. I have been with my current company for 12 years consistently moving up and plan to continue to do so until retirement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1995	Debt/Income ratio:	10%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,610	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tommysf13	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
dump 14% to get ahead
Purpose of loan:
This loan will be used to?
dump a 14% card and get ahead of a couple of other bills and breathe a bit easier ! Hoping for?a great?low rate.
My financial situation:
I am a good candidate for this loan because?
I am returning to prosper ! as of Nov 24th my credit karma score is "689".?I am also in dispute with the credit bureaus?over 2 reaffirmed accounts(pd. in full)?from 2005 being reported incorrectly by the former creditors.
Monthly net income: $
2600+ (wifes salary)
Monthly expenses: $
??Housing: $ 1700
??Insurance: $100
??Car expenses: $?200 on 2 cars
??Utilities: $ 200
??Phone, cable, internet: $ 60
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $70
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	5%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$617	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-organic-dollar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lower my payments
Purpose of loan:
This loan will be used to?reduce my mortgage payments. My current mortgage interest rate is almost 11%.? I qualify for the government mortgage modification program (HAM) but have been unsuccessful in dealing with the loan company on my own. I have also tried enlisting the help of the HUD housing counselors which were little to no help. I have a proposal from a law firm that comes with a written money back guarantee to greatly reduce my monthly payment. If they can not come to an agreement with my lender that I am satisfied with, 100% of the? money will be refunded. The fee is $3000 up front.The proposal that they have given me will almost cut my monthly payments in half. I will be glad to provide all of the paperwork from the law firm which includes a working agreement and the projected payment reduction. I have saved? $1000 but I need $2000 more to get started.? My credit rating has been damaged by a recent divorce, so I am working to rebuild it.? I pay all of my bills on time.? I recently paid off my car so making these payments will be no problem, especially when my mortgage payments are greatly reduced.? I do not want to lose my home.?? Thank you for yourconsideration and help.? What a wonderful forum.

My financial situation:
I am a good candidate for this loan because?I do some freelance art and interior design work including home staging in addition to my full time job which can add $200-1000 to my monthly income listed.

Monthly net income: $ 2400 consistently

Monthly expenses: $
??Housing: $850
??Insurance: $ 200
??Car expenses: $ 85
??Utilities: $ 90
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 230
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$251.61

Auction yield range:	4.29% - 22.00%	Estimated loss impact:	2.20%
Lender servicing fee:	1.00%	Estimated return:	19.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1998	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$127,559	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sweet-petite	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low risk borrower-high lender yield
Purpose of loan:
To pay off a?furniture retailer credit card that has a promotional 0% APR ending Jan 2010.

My financial situation:
I am a low risk borrower for several reasons:
1)? Established long?credit history with?no delinquencies, late payments or charge-off accounts
2)? Have a?secured, high-paying profession as a registered nurse (5+ years)
3)? Earning $110K in 2009; 2008 W2?was $110,358
4)? Homeowner with property collaterals
5)??Guaranteed payment from my?checking account, which is the same account that?my paychecks are automatically?deposited?every two weeks
6)? This loan is within my budget and I can?easily afford the monthly?payments

Monthly net income: $5,500 (after taxes, union dues and 401K contributions)

Monthly expenses: $ 3,800 (not including Prosper Loan)
??Housing: $540 (monthly mortgage is $1,940 but I received $1,500 from renters)?
??Insurance: $58 (car) and $121 (house)?
??Car expenses: $0 (2005 Lexus RX330?will be?paid off,?final payment is Dec 27, 2009)?
??Utilities: $225
??Phone, cable, internet: $110
??Food, entertainment: $600?
??Clothing, household expenses $200
??Credit cards and other loans: $1,900 (3 credit cards and?HELOC, always paid?more than?min due amounts)?
??Other expenses: $34 (monthly service for?home security?

Please note the high revolving credit balance in?my credit profile includes the HELOC.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$326.68

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bold-principal-loyalist	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	27%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	13y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,950	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	lancer1234	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 79% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	3 ( 21% )	620-639 (Sep-2009) 620-639 (Aug-2009) 640-659 (Aug-2008)
Principal balance:	$1,433.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Helping children with college
Purpose of loan:
This loan will be used to?? I currently have two daughters in college. Money needed to help with costs that grants? do not cover.

My financial situation:
I am a good candidate for this loan because??? 6 years ago, had a major medical crisis.? I was out of work for approx.10 months. I had to file bankruptcy.? Now that?I am back on my feet, I have obtained credit, but it is usually at a higher interest rate.? I am hoping to obtain a loan at a decent rate.? I have two daughters in college and just recently, it has become very difficult to get a student loan to help with the cost.

Monthly net income: $ 3510

Monthly expenses: $
??Housing: $ 950
??Insurance: $?150??Car expenses: $ 350
??Utilities: $ 85
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 185
??Credit cards and other loans: $150
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	truth-tower	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a business
Purpose of loan:
This loan will be used to help in the accusition of an existing business. The business is a franchise that has been in business for 18 years with growth being shown for every year.

My financial situation:
I am a good candidate for this loan because my? credit rating is exceptional. I have also ran a business for 7 years with never missing a payment. Along with my business I also have rental properties which I manage. The?business I am aquiring has exceptional credit history also. I have done a full business plan on it and elimated all of the unnessisary item. With the profits from the business and our families financial stability I see no problems in making the monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.96%	Starting borrower rate/APR:	32.96% / 35.38%	Starting monthly payment:	$88.18

Auction yield range:	14.29% - 31.96%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	38%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Michelle33	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (May-2008) 520-539 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Need help getting ahead!
I am a GREAT candidate for a Prosper lender to loan to because I PROMISE to pay on time, every month! I want to get out of debt and improve my credit score.? I have had a?prosper loan in the past and paid it off early.

I am a single mother. Ever since my divorce it's been hard. Between starting over?on my own?and the attorney bills, the debt just piled up! I am looking so forward to getting ahead! I believe this loan will help me to relax, stop worrying about money and improve my quality of life (less stress).

The money will be used for nothing other then to pay off debt, help me get ahead and relax about?my financial situation?finally. Thank you to anyone?who helps me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	11%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$59,013	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-active-peace	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Let me Pay You Interest!
Purpose of loan:
This loan will be used to consolidate one high interest credit card balance at a lower rate to allow me to pay off debt quicker.

My financial situation:
I am a good candidate for this loan because I have no late payments on my credit history and have never declared backruptcy or used a debt consolidation agency.? All my accounts are in good standing, paid on time monthly?and I have never defaulted on a loan.? I have three sources of income (two professional employers, one of which is part to three quarters time, where I have been with for almost 7 years and the?full time?for 2.5 years), as well as staedy rental income under a long-term lease.? I work in both the government (public health/epidemiology) as a salaried employee and in the private sector (clinical/medical social work) as an hourly employee.??My wife has been steadily employed with the same company since March 2000.? Our income is secure and I am able to garner additional hours as needed at my hourly position if any unexpected expenses arise.? I am seeking this debt consolidation loan at a rate which already has proven to fit into my present budget (the estimated payment matches the present monthly payment) but at a substantially lower rate, allowing me to pay off the debt quicker.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.09%	Starting borrower rate/APR:	18.09% / 20.30%	Starting monthly payment:	$416.27

Auction yield range:	6.29% - 17.09%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	52%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,712	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	point-pledge	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
On my way to Debt Free!
Purpose of loan:
This loan will be used to pay off my debt!!!? I have a goal to be out of debt as early as 24 to 36 months.? The credit card companies are changing their terms to balance their debt, and I am looking to pay them off!
My financial situation:
I am a good candidate for this loan because I am definately credit worthy and goal oriented!? I DO NOT miss payments! EVER!? I am employed full time and own my home.? I would like to obtain this loan for the purpose of consolidating my credit cards and paying all parties off with 2 years.? It is time to cut out the rising interest rates and added fees to major credit card companies.? I would like for my family to be comfortable without the added strain of bills!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$17,593	Revolving credit balance:	$467	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	home-saver	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Loan
Purpose of loan:
This loan will be used to pay for a Real Estate Mentoring Program to assist in developing more training in the purchase of real property.
Foreclosures, REO's. Probate, etc.

My financial situation:
I am employed Full Time as an Information Technology Manager. Last credit report pull was for the purchase of a car and it was a 724 Fico.

Monthly net income: $
$96,500

Monthly expenses: $
??Housing: $ 938
??Insurance: $ 170
??Car expenses: $?320
??Utilities: $?175
??Phone, cable, internet: $?250
??Food, entertainment: $ 175
??Clothing, household expenses $?125
??Credit cards and other loans: $ 80
??Other expenses: $

Income Verification:?

Go to:? https://groupone.ivrnetwork.com/groupone/PIN.asp
Enter in Pin listed

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$830.84

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	30%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	31y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,200	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	abundant-worth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to?consolidate credit cards into one payment?and reduce the number of payments I make each month.

My financial situation:
I am a good candidate for this loan because?I have an excellcent?credit?score and make all payments before they?are due.? I?also have long gevity with my employer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1976	Debt/Income ratio:	26%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	2	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dime-meteor	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit card and loans
Purpose of loan:
I'm going to pay off my credit card and my sons student loan.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time, But I would rather pay them all off, and then just have one payment to worry about. I've also never been late on a payment and make sure I pay more than minimum. I'm also clear on how the credit system works so I'm very careful with that. Thank You for taking your time in reading this.

Monthly net income: $
3,600

Monthly expenses: $
Here are my Monthly Financial Details:
My Income:$ 1,100
Spouse's Income:$ 1,500
Son's Income:$ 1,000
Total monthly family Income $ 3,600

Mortgage/Rent: $ 1,100
Phone: $ 30
Cell Phones: $120
Gas: $ 150
Electricity: $ 50
Food: $ 200
Insurance: $ 330
Cable/Internet: $ 110
Clothing,etc: $ 150
Credit cards and loans:$ 100, 85, 50, 25
-----------------------
Total Monthly Expenses : $ 2,500 (Est.)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.04%	Starting borrower rate/APR:	23.04% / 25.32%	Starting monthly payment:	$193.65

Auction yield range:	8.29% - 22.04%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1983	Debt/Income ratio:	15%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$409	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	agile-commerce	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.94%	Starting borrower rate/APR:	7.94% / 8.28%	Starting monthly payment:	$313.09

Auction yield range:	3.29% - 6.94%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1977	Debt/Income ratio:	59%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,817	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	towering-dime	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have good credit and always pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1977	Debt/Income ratio:	23%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	2y 1m
Amount delinquent:	$9,698	Revolving credit balance:	$256,729	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-trustworthy-economy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs and new kitchen
Purpose of loan:
This loan will be used to perform necessary repairs to sale a second home in Maryland

My financial situation:
I am a good candidate for this loan because I will repay this loan when the second home is sold.?? I have very good equity in the home I am selling and it is priced to sale.?? Also, I have $500K in equity in my residence home and paid in cash for a $140,000.00 expansion of this home in 2008.?? The only reason I am pursuing this option for a loan is because I have a second mortage on my primary residence and in today's loan climate, I cannot get a refinace on the 2nd mortgage.? My wife and I work in real estate as a team.?? I also receive a monthly pension.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.29%	Starting borrower rate/APR:	29.29% / 31.66%	Starting monthly payment:	$126.19

Auction yield range:	17.29% - 28.29%	Estimated loss impact:	19.65%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,513	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-transaction-producer	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes & credit cards.
Purpose of loan:
This loan will be used to? Pay real estate taxes on rental home & pay off credit cards.

My financial situation:
I am a good candidate for this loan because? i am going to use this money to consolidate smaller bills and elliminate a few payments per month until my rental sells.????

Monthly net income: $ 1000.00

Monthly expenses: $
??Housing: $
??Insurance: $?75.00??Car expenses: $ 130.00
??Utilities: $?75.00??Phone, cable, internet: $ 70.00
??Food, entertainment: $?150.00?Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	27 / 23	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$208,740	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-integrity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate high interest debt
Purpose of loan:
I have been unsuccessful at obtaining a loan through Prosper and would like to establish credit/good reputation through starting with a small loan with the intention of paying it back in 3 to 4 mths.? At which point I would like to do a larger loan to consolidate higher interest rate balances.

My financial situation:
I have a secure position at a company I co-founded and have managed for over 3 years.? We recently added a new partner enabling me to now have a fixed, stable monthly income.? I have an excellent history of always paying my bills on time, as evidence I recently paid off my car in August of this year.? I do have a high level of debt due to recently funding my MBA program at a top 5 business school which has lowered my credit score.? I am also consolidating my school loans which will decrease my monthly expenses by over $500 beginning in January.

Monthly net income: $ 10,000

Monthly expenses: $8,123
??Housing: $ 1,265
??Insurance: $185
??Car expenses: $0
??Utilities: $205
??Phone, cable, internet: $168
??Food, entertainment: $600
??Clothing, household expenses $100
??Credit cards and school loans: $ 5,600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$263.86

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2002	Debt/Income ratio:	80%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,170	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fabulous-commerce6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
Purpose of loan:
This loan will be used to? pay for student expenses.

My financial situation:
I am a good candidate for this loan because? I am very responsible and do not have much debt.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 854
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,788	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	speedy-bonus	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting bills paid down
Purpose of loan:
This loan will be used to? Pay some upcoming bills that I am a bit short on.? This way I won't be late and get really high fees again, and my interest rates won't go up again.

My financial situation:
I am a good candidate for this loan because? I am responsible, honest, and dependable, and yea you probably hear that from everyone, but for me, I just need a small loan for a short term time.? I've been working part time and it just wasn't enough this month.? I start working full time and part time next week and will be able to cover everything within the month and pay off the loan within the month.? Plus, I don't want to leave any outstanding debt with anyone for collections or anything because I'm leaving for Basic Training in the USAF in February and I can be kicked out for having collections.

Monthly net income: $ Was $900, starting next week (11/30/09) it will be $1600

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 120
??Car expenses: $ 68
??Utilities: $ 50
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 413
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	32%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	4y 2m
Amount delinquent:	$45	Revolving credit balance:	$3,204	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dignified-money	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cards and loan
Purpose of loan:
With the money borrowed, I intend to pay off three credit cards with rates ranging from 12% to 24%. I also will be paying off a personal unsecured loan with my bank that was financed for 2 years. I am more than capable at sustaining my current financial situation, but I feel it would be much simpler to consolidate multiple payments into one.
My financial situation:
I have been employed with the same company for over 4 years and am more than capable?in meeting all of my current monthly obligations. I have one unsecured loan and?four credit cards. I have always made more than the minimum payment on my credit cards and pay on time. By obtaining this loan I would be able extend my debt over the course of three years and have one single monthly payment lower than the combined payments of what is getting consolidated. I recently moved in to a new apartment and am preparing for the costs that come with it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$769	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pipertoo1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better home for my son
Purpose of loan: I have multiple projects that need to be completed around my home to make it a better environment for my son

My financial situation:
I am a good candidate for this loan because? I have worked very hard to pay off all the debt that I incurred when I was laid off when my son was born.? I chose not to file bankruptcy because the debt was mine.? I am now in a much better financial position and I have learned a tremendous amount from my past. I have stable employment and good income.? I believe that my ability to pay off the debt that I had shows my character.

Monthly net income: $ 3920

Monthly expenses: $
??Housing: $?750
??Insurance: $ 54.00
??Car expenses: $ 145
??Utilities: $ 125
??Phone, cable, internet: $ 56
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?120
??Other expenses: $ 195
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$254.83

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1997	Debt/Income ratio:	15%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$399	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lisasheart11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$1,890.60	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidating All Debt into one.

Purpose of loan:
I have had a loan through prosper since feb 2008 and I have NEVER missed a payment, in fact I am ahead of schedule to pay it off early. Part of this loan is going to be used to pay off the balance of the first loan. Plus to consolidate all credit cards and do a little home improvement.?I appreciate any help you can give.

My financial situation:
I am a good candidate for this loan because? This would be a short term loan 9-12 months at the longest as I really plan on paying it off as fast as possible.? Anyone with kids knows it is hard in todays world to raise 1 yet alone 4. PLease help me. I Promise to pay back every single penny.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 120
??Car expenses: $ 340
??Utilities: $ 100
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,531	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	astroasu	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-619 (Mar-2008)
Principal balance:	$1,500.63	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
PhD Candidate Interview Expenses
Purpose of loan:
I will be graduating with a PhD in Chemistry in February 2010 from a top 15 University and am currently actively interviewing for academic positions and industry positions. During on-site interview visits, I am typically asked to pay for my airfare, hotels and transport and then I am reimbursed the amount by the company in 3-4 weeks. I am borrowing to pay for such expenses as I have 2 more interviews lined up in December and possibly more in January. This is a safety harbor and the money I spend will be reimbursed to me regardless of whether I get an offer or if offered, if I accept the position or not.

Such upfront costs are typical for on-site 2nd and 3rd round interviews.
I would greatly appreciate funding from fellow lenders and promise to pay the amount that I use ASAP.

My financial situation:
I am a good candidate for this loan because I have excellent payment history, have never missed a payment and have never been late.

Monthly net income: $ 8000

Monthly expenses: $
Housing: $ 1070
Insurance: $ 50
Car expenses: $ 200
Utilities: $ 130
Phone, cable, internet: $ 75
Food, entertainment: $ 300
Clothing, household expenses $ 100
Credit cards and other loans: $ 15000
Other expenses: Occasional self-sponsored Travel to Academic Conferences: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	>1000%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	45	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,235	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	solo9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting up a small business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I can make the payments while the business gets on it's feet. I have over 30yrs experience in the food industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2007	Debt/Income ratio:	8%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	systematic-credit9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just pursuing a dream
Purpose of loan:
This loan will be used to start buying equipment for an upcoming film shoot that I am working on. This has been a longtime dream of mine, but I have never really pursued it. Most of the money (more than 50%) would?be used for this purpose. If I got the loan, I would buy some simple, basic equipment (audio interface, shotgun mic, and a simple lighting setup).?I would also use some of the money to buy some film (about $100 to $200 for 2 rolls of 400' 16mm film), as I am shooting with a CP16 16mm film camera.

I would also?use some of the money?to pay off some very small debt (lower than $300.00). However most of the money would go to the film equipment, and this small loan would help in that department.

My financial situation:
I am a good candidate for this loan because I am never late with payments. Also, the payments on this loan will be so small that paying them won't be much of a problem. I will also be taking on a second job soon, which means more income. I also plan to pay off the loan in large spurts rather than sticking to the set payment each month, so that the loan will be payed off in about six to eight months instead of two years.

Monthly net income: $900.00

Monthly expenses: $
??Housing: $400.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $50.00?
??Food, entertainment: $50.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $50.00 (transportation)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$135.59

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	21%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,732	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	handy-dime	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to be DEBT FREE!
Purpose of loan:
I got on the Dave Ramsey program at the beginning of the year, and have been aggressive in paying down my debt. So far this year?I have paid off? about $2000 on a Circuit City card (closed), $3000 on a Best Buy card (closed), $400 on a Walmart card (closed) and on the remaining?debt I average?payments of about $1200 a month (and I will?be so?happy when that money stays in my pocket!).?The $1200 a month is about $420 more (per month) than the minimum payments due.? Payments are made on time.

The loan I am requesting here is to pay off one of my credit cards.? I opted out of? this credit card yesterday as they were increasing my interest rate to 29.99% - that card should also show closed in my records. About a year ago, I had the understanding that my credit score was 709, however filling out this request? has alerted me that it is now in the 660-679 range.? From a lender's perspective, I understand this may be alarming, however, I knew that my score was going to take a big hit this year as I closed (4) credit card accounts (above), and also opted out of a loan (this was done as financial strategy to reduce the interest rate which was at 15%.? I did not mind that account closing as I did not intend to place any?more funds against the limit available).

With this loan, my budget?continues to have the balance paid?at the beginning?of the 2010 year.? Thank you for your consideration!

My financial situation:
I am a good candidate for this loan because I make payments on time and totaling more than the minimum balance, have been employed full time at the same company for the previous (5) years, and also because even without this loan I have a written plan to get myself out of debt, and this loan will help me achieve my goals quicker and with less of my money going to ridiculously high interest rates.? I also have an emergency fund in place to assist me with unexpected financial needs.

Monthly net income: $ $2879.22 (Gross) / $2090 (Net/approx*) *I just reduced my? 401K contribution in order to pay down debt faster, so this number is still fluctuating a little

Monthly expenses: $ 1886 (estimated)
??Housing: $ 442
??Insurance: $ 74
??Car expenses: $ 120 for gasoline.? Car paid in full
??Utilities: $?30
??Phone, cable, internet: $ N/A - cancelled all in order to pay down debt faster
??Food, entertainment: $ 60
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.30%	Starting borrower rate/APR:	29.30% / 33.31%	Starting monthly payment:	$42.07

Auction yield range:	14.29% - 28.30%	Estimated loss impact:	15.99%
Lender servicing fee:	1.00%	Estimated return:	12.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	125%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$34,659	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greenback-appraiser	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Pharmacy Student
Purpose of loan:
Getting better, but not quite there yet!

My financial situation:
This is not the first time that I have used Prosper.? I used it last year (or the year before)?at about the same time for the same amount.? I paid it off with in 6 months.? Being a student is tough both financially and acedemically.? I just need a little boost to get me home during the holidays.? Taking a chance on me is not like taking a chance at all!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$217.82

Auction yield range:	17.29% - 17.30%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1992	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	10	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,366	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	24%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fervent-trade	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new residence
Purpose of loan:
This loan will be used to?settle into new home after wifes recent death,& move my to Florida.?

My financial situation:
I am a good candidate for this loan because?I am honest,retired professional.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.69%	Starting borrower rate/APR:	26.69% / 29.02%	Starting monthly payment:	$609.89

Auction yield range:	8.29% - 25.69%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	23 / 22	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,283	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	p2p-conservationist9	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up business capitol
Purpose of loan:
This loan will be used to?
Purchase Service Vehicle and trade tools to?accomplish Air Conditioning repair and obtain Contractors License for Nevada. With this I can obtain customers that will intern make profit to repay loan.?
My financial situation:
I am a good candidate for this loan because? I repay debt. I have 16 years in the Air Conditioning trade and have a small base of customers that respect me and will use me. They will initiate word of mouth to bring more customers to my Air Conditioning Company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2000	Debt/Income ratio:	9%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,312	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dollar-aggregator	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AUTO FOR WORK AND SCHOOL
Purpose of loan:
This loan will be used to? buy a car

My financial situation:
I am a good candidate for this loan because? I am responsible and reliable person

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 1470.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 75.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 25.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-859 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,110	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nickel-pipeline	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Appliances For My Home
Purpose of loan:
This loan will be used to?help purchase a new dishwasher, stove?and microwave oven for my kitchen.
My financial situation:
I am a good candidate for this loan because?I?pay my bills on time and have good credit. I'm a real estate investor and manage my own rental ?properties. I'm also a avocado farmer on a small scale. I have ample money and income to cover this loan but thought I'd try out Prosper as a borrower. I'm currently a lender on Prosper and joined 2 weeks ago.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	2y 6m
Amount delinquent:	$470	Revolving credit balance:	$503	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peso-saber	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt before Boot Camp
Purpose of loan:
This loan will be used to?Consolidate my debt before I go to boot camp.

My financial situation: I work part time at a restaurant
I am a good candidate for this loan because?of the job I picked in the military I have a guaranteed $25,000 bonus that is payed within a year

Monthly net income: $ 1500-2000

Monthly expenses: $ 500
??Housing: $ 200
??Insurance: $
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$78.92

Auction yield range:	4.29% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,698	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kmfreymi	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used for personal use

My financial situation:
I am a good candidate for this loan because I have excellent credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	17 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,295	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	inspiring-dinero9	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS EXPANSION
Purpose of loan:
This loan will be used to? I WOULD LIKE TO EXPAND MY CURRENT FOOD SERVICE OFFERINGS IN MY C-STORE.

My financial situation:
I am a good candidate for this loan because?I AM VERY GOOD AT REPAYING MY LOANS.?

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 1000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2006	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	3y 10m
Amount delinquent:	$436	Revolving credit balance:	$180	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	romeo1964	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Car
Purpose of loan:
This loan will be used to pay off my car loan.

My financial situation:
I am a good candidate for this loan because I have worked hard to improve my credit over the last year. I have a credit card and car payment i have been paying on time for over 2 years. I put money into my savings and pay my bills on time, I have been on he same job for 4 years

Monthly net income: $3000

Monthly expenses: $
??Housing: $691
??Insurance: $75.
??Car expenses: $450
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $50
??Clothing, household expenses $
??Credit cards and other loans: $25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.30%	Starting borrower rate/APR:	12.30% / 14.44%	Starting monthly payment:	$166.79

Auction yield range:	11.29% - 11.30%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,911	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	extraordinary-listing7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?pay my bills on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.51%	Starting borrower rate/APR:	9.51% / 9.85%	Starting monthly payment:	$352.41

Auction yield range:	3.29% - 8.51%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1989	Debt/Income ratio:	24%
Credit score:	860-879 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,643	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engrossing-return1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the last credit card
Purpose of loan:
This loan will be used to pay off the last credit card.??I heard about this service from listening to Clark Howard and would NOT have put my personal information in this service without his endorsement.? This is my first time in using the service and wanted to see, from a borrowers perspective, how the process worked. I have invested in several real estate transactions and the potential for other investments such as this service may be of interest.

My financial situation:
I am a good candidate for this loan because my wife and I are both employed and enjoy a 6 figure, combined, income. We live within our means. The credit card bill is from the period of time when we were a single income family and my wife was a stay at home mom.? My wife is a Physician Assistant at a major university hospital in Norh Carolina.? She has a BS degree and has been employed by the hospital for 3 years. I'm an executive with an industrial equipment company that has been in business since 1965. Our market focus is energy distribution equipment.? I have a BS in Mechanical Engineering and an MBA from a NC private university.

My credit rating is excellent; no defaults, write-offs late-pays.
Information in the Description is not verified.